Exhibit 99.1

Cornerstone Bancshares, Inc. Announces 3rd Quarter 2010 Financial Results

CHATTANOOGA, Tenn.--(BUSINESS WIRE)--October 27, 2010--Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”) reported positive net income of $214,000 for the third quarter of 2010, compared to a loss of $(1.7) million for the same quarter of 2009. This brings Cornerstone’s net income for the year to $576,000 or $0.09 per diluted share, an increase of 111 percent compared to the loss of $(5.2) million or $(0.80) per share during the first nine months of 2009.

Cornerstone saw a 3.2 percent increase in its net interest income for the three months ended September 30, 2010, driven by the reduction of interest expense. Past-due loans decreased to $1.5 million at the end of the third quarter 2010, the lowest level in more than two years, which is a leading indicator of asset quality improvement. Net charge-offs were $1.4 million for the third quarter of 2010, compared to $3.4 million for the third quarter of 2009. Cornerstone’s allowance for loan losses was $6.3 million or 2.2 percent of total loans as of September 30, 2010, compared to $5.9 million or 1.75 percent as of December 31, 2009. Nonperforming assets were $23.7 million or 4.9 percent of total assets at September 30, 2010, compared to $17.9 million or 3.4 percent at December 31, 2009. Since the end of the third quarter, Cornerstone Community Bank (“the Bank”) has sold, with no loss, $1.3 million in other real estate owned. The Bank is aggressively acting to originate loans, in order to support its strategic plan of reducing its risk profile and improving its loan stratification. These steps place the Bank in a positive position to move forward as the capital campaign progresses.

Cornerstone launched a Preferred Stock Offering in the amount of $15 million in the third quarter of 2010. The security features a 10 percent coupon, is convertible into common stock and has a cumulative dividend. The preferred stock will not be converted until five years and a 50 percent increase in common stock value over the preferred stock’s strike price.

“I’m pleased with the progress we’ve made this year, given the aggressive steps we’ve taken to improve asset quality and clean up the balance sheet,” said Cornerstone’s Miller Welborn, who took the helm as Chairman of the Board in November of 2009. “If two quarters make a trend, then a third straight quarter of positive earnings certainly suggests we’re making strides in the right direction.”

Cornerstone is a single-bank holding company, with $480 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc. and Subsidiary
Third Quarter Financial Highlights
September 30, 2010 and 2009
(Unaudited)

(Amounts in thousands, except per share data)	2010	2009	% Change
Balance Sheet Data at September 30
Total assets	$483,351	$509,499	(5.1)
Interest-earning assets	459,720	483,843	(5.0)
Loans	292,046	349,050	(16.3)
Foreclosed assets	13,427	7,793	72.3
Deposits	351,367	386,088	(9.0)
Interest-bearing liabilities	98,947	90,486	9.3
Shareholders' equity	30,965	31,304	(1.1)
Loan to deposit ratio	83.12%	90.41%	(8.1)
Tier 1 Leverage Ratio (Bank)	6.20%	7.56%	(18.0)
Total Risk-Based Capital Ratio (Bank)	11.32%	10.50%	7.8
Outstanding shares (000s)	6,500	6,500	0.0
Book value per share	$4.76	$4.82	(1.1)
Tangible book value per share	$4.37	$4.42	(1.3)
Market value per share as of September 30	$1.55	$2.65	(41.5)

Loan Quality Data
Nonaccruing loans	10,491	$8,139	28.9
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	2,795	12,969	(78.4)
Allowance for loan losses	6,271	7,398	(15.2)
Allowance for loan losses to total loans	2.15%	2.12%
Nonperforming assets to total assets	4.95%	3.13%

Performance Data for the First Nine Months
Net income	576	(5,214)	111.0
Return on average assets	0.15%	-1.47%
Return on average equity	2.61%	-20.14%
Net interest margin	3.45%	3.44%
Per share data:
Net income – basic	$0.09	$(0.80)
Net income – diluted	$0.09	$(0.80)
Dividends	$-	$0.10
Average shares (000s):
Basic	6,500	6,500
Diluted	6,500	6,500

Cornerstone Bancshares, Inc. and Subsidiary
Loan Loss Allowance and Asset Quality Review

	2010			2009
	Third	Second	First	Fourth	Third	Second
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$6,967	$6,760	$5,905	$7,398	$7,383	$12,885
Provision for loan losses	681	1,465	1,015	4,150	3,390	1,634
Net charge-offs	$(1,377)	$(1,258)	$(160)	$(5,643)	$(3,375)	$(7,136)
Balance at end of period	$6,271	$6,967	$6,760	$5,905	$7,398	$7,383

As a % of loans	2.15%	2.19%	2.07%	1.75%	2.12%	2.05%
As a % of nonperforming loans	61.26%	53.47%	79.83%	80.24%	90.90%	55.11%
As a % of nonperforming assets	26.50%	29.98%	39.34%	32.98%	46.44%	40.21%

Net charge-offs as a % of loans (a)	1.89%	1.58%	0.20%	6.70%	3.87%	7.92%

Risk element assets
Nonaccruing loans	$10,237	$13,030	$8,468	$7,360	$8,139	$13,397
Loans past due 90 days – accruing	-	-	-	-	-	-
Total nonperforming loans	10,237	13,030	8,468	7,360	8,139	13,397
Repossessed assets	285	350	473	217	98	181
Other real estate owned (b)(c)(d)	13,142	9,862	8,241	10,327	7,695	4,783
Total nonperforming assets	$23,664	$23,242	$17,182	$17,904	$15,932	$18,361

Loans past due 30-89 days	$1,500	$6,655	$6,588	$5,027	$19,062	$9,636

Nonperforming loans as a % of loans	3.51%	4.09%	2.60%	2.19%	2.33%	3.71%
Nonperforming assets as a % of loans and other real estate owned	7.75%	7.07%	5.14%	5.16%	4.47%	5.02%

Total Loans	292,046	318,796	325,948	336,692	349,050	360,615

(a) Annualized
(b) Properties sold since quarter-end	$1,250
(c) Properties rented	$2,400
(d) Properties under contract to sell	$1,300

Cornerstone Bancshares Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Three months ended
	September 30
(Amounts in thousands)
Assets	2010			2009
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$305,743	$5,160	6.70%	354,246	$6,018	6.74%
Investment securities	116,930	754	2.82%	54,335	358	2.83%
Other earning assets	35,540	19	0.22%	45,477	31	0.25%
Total earning assets	458,213	$5,933	5.20%	454,058	$6,407	5.62%
Allowance for loan losses	(6,655)			(6,703)
Cash and other assets	37,213			41,515
TOTAL ASSETS	$488,771			$488,870

Liabilities and Shareholders' Equity

Interest bearing liabilities:
Interest bearing demand deposits	$31,858	$25	0.31%	$25,236	$20	0.31%
Savings deposits	9,547	12	0.50%	8,317	10	0.48%
MMDA's	22,961	56	0.97%	23,246	56	0.96%
Time deposits of $100,000 or more	86,697	539	2.47%	64,511	477	2.93%
Time deposits of $100,000 or less	183,507	847	1.83%	207,530	1,408	2.69%
Federal funds purchased and securities sold under agreements to repurchase	23,256	32	0.55%	18,897	37	0.78%
Other borrowings	62,612	665	4.21%	72,350	758	4.16%
Total interest bearing liabilities	420,438	2,176	2.05%	420,087	2,766	2.61%
Net interest spread		$3,757	3.15%		$3,641	3.01%
Noninterest bearing demand deposits	36,875			39,490
Accrued expenses and other liabilities	1,103			(3,544)
Shareholders' equity	30,355			32,838
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$488,771			$488,871
Net yield on earning assets			3.36%			3.21%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		77			29
Total adjustment		77			29

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Nine months ended
	September 30
(Amounts in thousands)
Assets	2010			2009
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$318,985	$16,602	6.96%	$369,394	$18,496	6.69%
Investment securities	134,262	3,099	3.09%	54,757	1,158	3.02%
Other earning assets	39,634	65	0.22%	17,169	45	0.27%
Total earning assets	492,881	$19,766	5.42%	441,320	$19,699	5.99%
Allowance for loan losses	(6,484)			(8,379)
Cash and other assets	31,015			39,984
TOTAL ASSETS	$517,412			$472,925

Liabilities and Shareholders' Equity

Interest bearing liabilities:
Interest bearing demand deposits	$34,125	$91	0.36%	$28,574	$77	0.36%
Savings deposits	9,124	35	0.51%	8,080	31	0.51%
MMDA's	22,875	164	0.96%	28,316	205	0.97%
Time deposits of $100,000 or more	85,378	1,673	2.62%	60,565	1,534	3.39%
Time deposits of $100,000 or less	206,806	3,016	1.95%	179,614	4,214	3.14%
Federal funds purchased and securities sold under agreements to repurchase	23,565	99	0.56%	21,955	135	0.82%
Other borrowings	68,215	2,205	4.32%	72,082	2,232	4.14%
Total interest bearing liabilities	450,088	7,283	2.16%	399,186	8,428	2.82%
Net interest spread		$12,483	3.26%		$11,271	3.17%
Noninterest bearing demand deposits	41,341			41,756
Accrued expenses and other liabilities	(3,399)			(2,539)
Shareholders' equity	29,382			34,522
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$517,412			$472,925
Net yield on earning assets			3.45%			3.44%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		232			80
Total adjustment		232			80

Cornerstone Bancshares Inc. and Subsidiary
Quarterly Earnings Summary

	(Unaudited)
	2010			2009		Q3-10 /
	Third	Second	First	Fourth	Third	Q3-09
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest Income
Loans, including fees	$5,160	$5,494	$5,948	$5,907	$6,018	(14.3)
Investment securities	754	1,216	1,129	683	358	110.7
Other earning assets	19	22	24	20	31	(37.8)
Total interest income	5,933	6,732	7,101	6,610	6,407	(7.4)
Interest expense
Deposits	1,478	1,719	1,782	1,948	1,971	(25.0)
Short-term borrowings	32	32	35	31	37	(14.6)
FHLB advances and other borrowings	666	760	779	783	758	(12.1)
Total interest expense	2,176	2,511	2,596	2,762	2,766	(21.3)
Net interest income	3,757	4,221	4,505	3,848	3,641	3.2
Provision for loan losses	681	1,465	1,015	4,150	3,390	(79.9)
Net interest income after the provision for loan losses	3,076	2,756	3,490	(302)	251	1,124.9
Noninterest income
Customer Service Fees	309	342	342	370	417	(26.0)
Other non-interest income	34	29	31	29	29	15.6
Gain / (Loss) on sale of assets	544	439	(53)	(1,035)	(262)	(307.8)
Total noninterest income	887	810	320	(636)	184	381.3
Noninterest expense
Salaries and employee benefits	1,525	1,521	1,633	1,642	1,623	(6.0)
Net Occupancy and equipment	397	369	355	371	383	3.7
Depository Insurance	386	237	247	606	159	(100.0)
Other operating expense	1,372	1,476	1,081	1,312	1,114	23.2
Total noninterest expense	3,680	3,603	3,316	3,931	3,279	12.2
Income (loss) before income taxes	283	(37)	494	(4,869)	(2,844)	NM
Income tax (benefit) expense	69	(55)	150	(1,904)	(1,144)	NM
Net income (loss)	$214	$18	$344	$(2,965)	$(1,700)	NM
Net income (loss) per share:
Basic	$0.03	$-	$0.05	$(0.46)	$(0.26)	NM
Diluted	$0.03	$-	$0.05	$(0.46)	$(0.26)	NM
Average basic shares (000s) (1)	6,500	6,500	6,500	6,500	6,500	NM
Average diluted shares (000s) (1)	6,500	6,500	6,500	6,500	6,500	NM
Performance Ratios
Return on average equity	2.81%	0.25%	4.80%	-38.13%	-20.70%	NM
Return on average assets	0.17%	0.01%	0.26%	-2.28%	-1.39%	NM
Net interest margin	3.36%	3.41%	3.64%	3.24%	3.18%	NM
Average equity	30,355	29,105	28,668	31,104	32,838	(7.6)
Average assets	488,771	529,655	534,312	519,520	488,870	(0.0)
Average interest-earning assets	458,213	506,631	510,386	499,047	454,058	0.9

NM=Not Material
(1) The 2009 average number of common shares outstanding have been retroactively adjusted to reflect two stock dividends that occurred during 2009.

Cornerstone Bancshares, Inc. and Subsidiary
Loan Stratification

	2010		2009
(Amounts in thousands)	Third	% of	Third	% of	% Dollar
	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$68,998	23.6	$78,895	22.6	(12.5)
Non-owner occupied	65,091	22.3	76,883	22.0	(15.3)
Multi-family real estate	12,871	4.4	12,839	3.7	0.2
1-4 family construction	4,320	1.5	7,203	2.1	(40.0)
Commercial land and lot development	22,162	7.6	49,264	14.1	(55.0)
Total non-residential real estate	173,442	59.4	225,084	64.5	(22.9)
Residential real estate
First Mortgage – 1-4 family	41,753	14.3	43,123	12.4	(3.2)
Second Mortgage - 1-4 family	4,709	1.6	3,302	0.9	42.6
Home equity lines	10,113	3.5	11,469	3.3	(11.8)
Total residential real estate	56,575	19.4	57,894	16.6	(2.3)
Total real estate loans	230,017	78.8	282,978	81.1	(18.7)

Commercial	50,127	17.2	59,293	17.0	(15.5)
Agricultural & other	8,581	2.9	2,447	0.7	250.7
Consumer	3,321	1.1	4,332	1.2	(23.3)
Total loans, net of unearned fees	$292,046	100.0	$349,050	100.0	(16.3)

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Balance Sheets

	Unaudited
	September 30,	December 31,
ASSETS	2010	2009

Cash and due from banks	$53,220,651	$38,202,205

Securities available for sale	108,790,555	124,415,318
Securities held to maturity	101,340	135,246
Federal Home Loan Bank stock, at cost	2,322,900	2,229,200
Loans, net of allowance for loan losses of $6,271,114 at September 30, 2010 and $5,905,054 at December 31, 2009	285,774,624	330,787,382
Bank premises and equipment, net	8,235,095	8,098,059
Accrued interest receivable	1,456,314	1,520,699
Goodwill and amortizable intangibles	2,582,994	2,579,211
Foreclosed assets	13,427,436	10,327,297
Other assets	7,439,529	14,109,769
Total Assets	$483,351,438	$532,404,386

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$38,609,397	$41,971,956
Interest-bearing demand deposits	25,102,235	26,533,329
Savings deposits and money market accounts	32,158,476	31,029,587
Time deposits of $100,000 or more	105,575,691	91,064,094
Time deposits of less than $100,000	149,921,029	214,143,147
Total deposits	351,366,828	404,742,113
Federal funds purchased and securities sold under agreements to repurchase	37,181,597	26,321,885
Federal Home Loan Bank advances and other borrowing	61,765,000	72,350,000
Accrued interest payable	370,922	351,360
Other liabilities	1,702,461	801,549
Total Liabilities	452,386,808	504,566,907

Stockholders' Equity
Preferred stock - no par value; 2,000,000 shares authorized; 61,740 shares issued and outstanding in 2010	1,424,173	-
Common stock - $l.00 par value; 20,000,000 shares authorized; 6,709,199 issued in 2010 and 2009; 6,500,396 outstanding in 2010 and 2009	6,500,396	6,500,396
Additional paid-in capital	21,218,645	21,162,686
Retained earnings	1,000,461	424,854
Accumulated other comprehensive income	820,955	(250,457)
Total Stockholders' Equity	30,964,630	27,837,479
Total Liabilities and Stockholders' Equity	$483,351,438	$532,404,386

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Nine months ended
	September 30		September 30
	2010	2009	2010	2009
INTEREST INCOME
Loans, including fees	$5,159,963	$6,018,409	$16,602,155	$18,495,619
Investment securities	753,783	357,677	3,099,362	1,157,803
Federal funds sold & other earning assets	19,289	30,439	64,682	45,085
Total interest income	5,933,035	6,406,525	19,766,199	19,698,507

INTEREST EXPENSE
Time deposits $100,000 or more	538,963	476,611	1,673,303	1,534,269
Other deposits	939,412	1,494,434	3,305,671	4,526,554
Federal funds purchased and securities sold under agreements to repurchase	31,649	37,227	99,206	135,157
FHLB advances and other borrowing	665,961	757,682	2,204,961	2,231,717
Total interest expense	2,175,985	2,765,954	7,283,141	8,427,697

Net interest income before provision for loan losses	3,757,050	3,640,571	12,483,058	11,270,810
Provision for loan losses	681,000	3,390,000	3,161,000	10,748,898
Net interest income after the provision for loan losses	3,076,050	250,571	9,322,058	521,912

NONINTEREST INCOME
Customer service fee	308,579	416,908	992,619	1,259,646
Other noninterest income	33,931	29,343	94,126	170,314
Net gains / (losses) from sale of loans and other assets	544,318	(262,019)	930,513	(252,323)
Total noninterest income	886,828	184,232	2,017,258	1,177,637

NONINTEREST EXPENSE
Salaries and employee benefits	1,525,311	1,622,766	4,679,871	5,331,916
Net occupancy and equipment expense	397,461	382,601	1,121,150	1,176,735
Depository insurance *	385,722	182,459	915,365	570,191
Other operating expense	1,371,409	1,091,130	3,883,420	3,266,214
Total noninterest expense	3,679,903	3,278,956	10,599,806	10,345,056

Income / (loss) before provision for income taxes	282,975	(2,844,153)	739,510	(8,645,507)
Provision / (benefit) for income taxes	69,301	(1,144,617)	163,903	(3,431,673)

NET INCOME / (LOSS)	$213,674	$(1,699,536)	$575,607	$(5,213,834)

EARNINGS / (LOSS) PER COMMON SHARE
Basic net income / ( loss) per common share	$0.03	$(0.26)	$0.09	$(0.80)
Diluted net income / (loss) per common share	$0.03	$(0.26)	$0.09	$(0.80)

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$0.10

* Includes Special one time Assessment on June 30, 2009 in the amount of $213,151

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the nine months ended September 30, 2010

				Additional		Other	Total
	Comprehensive	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Stock	Capital	Earnings	Income	Equity

BALANCE, December 31, 2009		$-	$6,500,396	$21,162,686	$424,854	$(250,457)	$27,837,479

Employee compensation stock option expense			-	55,959	-	-	55,959

Issuance of Series A Convertible Preferred Stock		1,424,173		-	-	-	1,424,173

Comprehensive income:
Net income	$575,607	-	-	-	575,607	-	575,607

Other comprehensive income, net of tax:
Unrealized holding gains on securities available for sale, net of reclassification adjustment	1,071,412	-	-	-	-	1,071,412	1,071,412
Total comprehensive income	$1,647,019
BALANCE, September 30, 2010		$1,424,173	$6,500,396	$21,218,645	$1,000,461	$820,955	$30,964,630

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CONTACT:
Cornerstone Bancshares, Inc.
Frank Hughes, President and CEO, 423-385-3009